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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                ---------------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JUNE 24, 1996


                         Commission file number 0-13218


                         COMPRESSION LABS, INCORPORATED
             (Exact name of registrant as specified in its charter)



DELAWARE                                                        94-2390960
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                           Identification No.)


2860 JUNCTION AVENUE, SAN JOSE, CALIFORNIA                             95134
(Address of principal executive office)                             (Zip Code)


      Registrant's telephone number, including area code:  (408) 435-3000


                                 NOT APPLICABLE
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 2.  DISPOSITION OF MAGNITUDE PRODUCT FAMILY ASSETS

On June 10, 1996, Compression Labs Incorporated ("CLI" or the "Company") issued a press release announcing that it had agreed to sell the assets of its Magnitude product family to General Instrument Corporation ("GI") (NYSE;GIC). The Magnitude product family consists of CLI's Magnitude MPEG-2 encoding and decoding products for all Magnitude customers including DirecTV, USSB, Galaxy Latin America, TCI and many customers in China, Africa, Australia, Latin America, and other regions world wide. This sale was completed on June 24, 1996.

The transaction encompasses approximately $8.4 million in book value of inventory and property, plant and equipment, along with patents, trademarks and intellectual property in exchange for $12.5 million in cash and the assumption of $2 million in liabilities. GI will also assume past warranty obligations associated with the Magnitude product family. The transaction is subject to post-closing adjustments. The transaction with GI does not include the SpectrumSaver product family, or any of the accounts receivable related to the Broadcast Products Division, recorded at $14.9 million on December 31, 1995.

Information contained in the June 10, 1996 press release further describes the Magnitude product family, and is incorporated herein by reference to Exhibit
20.1 of this Report.

Pro forma financial statements as required under Item 7 will be filed within 60 days of the date of this filing.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       COMPRESSION LABS, INCORPORATED

                                       BY /s/ Michael E. Seifert
                                          --------------------------------------
                                          Michael E. Seifert
                                          Vice President, Finance and Chief
                                          Accounting Officer


July 9, 1996




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                               INDEX TO EXHIBITS
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Exhibit                                                                                                  Page
Number                                                                                                  Number
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
10.48           Asset Purchase Agreement between Compression Labs, Incorporated, a
                Delaware Corporation and Charger Industries, Inc., a California Corporation
                dated as of June 7, 1996 (incorporated by reference from Exhibit 1 to the
                registrant's Report on Form 8-K dated June 7, 1996).                                    ______

20.1            CLI Press Release dated June 10, 1996, regarding the agreement to sell
                Magnitude product family to General Instrument.                                         _______

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